THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information (SAI) dated February 28, 2009

The following changes are made to your SAI:

INVESTMENT POLICIES AND RESTRICTIONS – Put and Call Options (All Funds except Thrivent Money Market Fund).

The two paragraphs following “Selling Put Options” on page 11 of the SAI are deleted in their entirety and replaced with the three paragraphs below:

The Funds may from time to time sell (“write”) put options. As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

When a Fund writes a put option on a security, the option must be covered by segregating liquid assets on the Fund’s books with a value equal to or greater than the strike price of the underlying security to secure the Fund’s obligation.

In addition, the second paragraph entitled “Combined Position Options” on page 12 of the SAI is deleted in its entirety.

INVESTMENT POLICIES AND RESTRICTIONS – Swap Transactions (All Funds except Thrivent Money Market Fund).

The paragraph below is added to page 14 of the SAI and will follow the two paragraphs currently existing under the title “Swap Transactions (All Funds except Thrivent Money Market Fund).”

The risks of entering into certain swap transactions (e.g., credit default swaps) may be mitigated by the introduction of central counterparties. A central counterparty could allow participants (i.e., the Fund and the other party to the swap transaction) to avoid certain risks associated with traditional bilateral swap arrangements as the central counterparty “novates” the bilateral arrangement by entering into separate contractual arrangements with both participants – becoming buyer to one and seller to the other. Through novation, the central counterparty assumes the counterparty risk that the participants to a bilateral swap contract traditionally assumed. The Funds may opt to enter into swap transactions with central counterparties as these clearing arrangements become more prevalent.

INVESTMENT POLICIES AND RESTRICTIONS – Foreign Currency Exchange-Related Securities and Foreign Currency Transactions – Foreign Currency Transactions.

The paragraph below is added to page 18 of the SAI and will follow the last full paragraph on that page.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund to a forward contract may find it difficult to exit the position.

The date of this Supplement is April 30, 2009

Please include this Supplement with your SAI

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